UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                                                         January 4, 2005
Date of Report (Date of earliest event reported)  _____________________

Inform Worldwide Holdings, Inc.
_____________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Colorado	0-29994	84-1425882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

__________________________________________________________________________________________

2501 North Green Valley Parkway, Suite 110-D Henderson, NV 89014
___________________________________________________________________________________________
(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code: (702) 317-2300

None
_____________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant’s Business and Operations

Item 1.01     Entry into a Material Definitive Agreement.

See Item 5.01.

Item 1.02     Termination of a Material Definitive Agreement.

Not applicable.

Item 1.03     Bankruptcy or Receivership.

Not applicable.

Section 2 - Financial Information

Item 2.01     Completion of Acquisition or Disposition of Assets.

Not applicable.

Item 2.02     Results of Operations and Financial Condition.

Not applicable.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not applicable.

Item 2.04     Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation
Under an Off-Balance Sheet Arrangement.

Not applicable.

Item 2.05     Costs Associated with Exit or Disposal Activities.

Not applicable.

Item 2.06     Material Impairments.

Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

Not applicable.

Item 3.02     Unregistered Sales of Equity Securities.

On January 5, 2005, we agreed to exchange 150,000,000 shares of our common stock held by Ash Mascarenhas, our former President and controlling stockholder, for 10,000,000 shares of our Class B, Series 1 Preferred Stock, no par value per share, the terms of which are described in Item 3.03. The transaction was exempt pursuant to Section 4(2) of the Securities Act of 1933.

Item 3.03     Material Modification to Rights of Security Holders.

On January 5, 2005, our board of directors authorized the creation of a series of preferred stock of the company to be known as Class B, Series 1 Preferred Stock, no par value per share. Each share of Class B, Series 1 Preferred Stock is convertible into fifteen (15) shares of our common stock at any time after July 5, 2005 at the option of the holder.  Holders of the Class B, Series 1 Preferred Stock shall be entitled to receive dividends or other distributions with the holders of our common stock on an as converted basis when, as, and if declared by our board of directors.  The holders of the Class B, Series 1 Preferred Stock shall also be entitled to receive, upon liquidation, an amount equal to $0.01 per share of the Class B, Series 1 Preferred Stock plus all declared but unpaid dividends with respect to such shares.  The shares of Class B, Series 1 Preferred Stock are not redeemable.

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The holders of Class B, Series 1 Preferred Stock and the holders of our common stock shall be entitled to notice of any stockholders’ meeting and to vote as a single class upon any matter submitted to the stockholders for a vote as follows: (i) the holders of Class B, Series 1 Preferred Stock shall have such number of votes as is determined by multiplying (a) the number of shares of Class B, Series 1 Preferred Stock held by such holder, (b) the number of issued and outstanding shares of our common stock (on a fully-diluted basis) as of the record date for the vote, or, if no such record date is established, as of the date such vote is taken or any written consent of stockholders is solicited, and (c) 0.0000002; and (ii) the holders of our common stock shall have one vote per share of common stock held as of such date.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01     Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 4.02     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01     Changes in Control of Registrant.

On January 5, 2005 we entered into a stock purchase agreement with Randy W. Betts, our Chief Executive Officer, and Ash Mascarenhas, our former President and controlling stockholder, whereby Mr. Mascarenhas agreed to sell 10,000,000 shares of our Preferred Stock held by him to Mr. Betts for a secured promissory note in the principal amount of $600,000 payable in 24 monthly installments of $25,000 per month. The note is secured by a Pledge Agreement, whereby Mr. Betts pledged, and granted a security interest in and to, the Class B, Series 1 Preferred Stock purchased from Mr. Mascarenhas until such time as the payments due under the note have been paid in full.

Pursuant to the terms of the Agreement, we agreed not to amend the terms of the Preferred Stock, issue any additional shares of any class or series of preferred stock, appoint any new directors, increase the number of directors, terminate any existing employees or employment agreements, or change or modify any existing contractual agreement between the company and Loyola Financial Services, Inc.

The sale of the Class B, Series 1 Preferred Stock by Mr. Mascarenhas to Mr. Betts effectively transferred control of the company to Mr. Betts.

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers.

On January 4, 2005, James R. Wheeler resigned from his position as a Director of the company. Mr. Wheeler’s resignation was not based upon any disagreement with us on any matter relating to our operations, policies or practices.

Item 5.03     Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

1. On January 4, 2005, our board of directors amended Section 2, of Article III of our bylaws to change the minimum number of directors of the company from two (2) to one (1).

2. On January 5, 2005, we amended our articles of incorporation to create a series of preferred stock of the company to be known as Class B, Series 1 Preferred Stock, no par value per share. This amendment was approved by our board of directors without shareholder approval as authorized by Colorado law.

Item 5.04     Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not applicable.

Item 5.05     Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not applicable.

Section 6 - [Reserved]

Not applicable.

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Section 7 - Regulation FD

Item 7.01     Regulation FD Disclosure.

Not applicable.

Section 8 - Other Events

Item 8.01     Other Events.

Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

Not applicable.

(b)    Pro Forma Financial Information.

Not applicable.

(c)    Exhibits.

ExhibitNumber	Description
3.1	Attachment to Articles of Amendment to Articles of Incorporation of Inform Worldwide Holdings, Inc
3.2	Amendment to Bylaws
4	Rights, Preferences, Privileges and Restrictions of Class B, Series 1 Preferred Stock. (Filed as Exhibit 3.1).
10	Stock Purchase Agreement

    .

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORM WORLDWIDE HOLDINGS, INC.

Date: January 6, 2005	By:	/s/ Randy W. Betts
Randy W. Betts
Title: Chief Executive Officer